UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): October 27, 2003
                                                (October  17, 2003)


                        SYMONS INTERNATIONAL GROUP,  INC.
             (Exact name of registrant as specified in its charter)


Indiana                         0-29042          35-1707115
(State  or  other               (Commission          (IRS  Employer
jurisdiction  of               File  Number)          Identification  No.)
incorporation)

                4720 Kingsway Drive, Indianapolis, Indiana 46205
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (317) 259-6300



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item  3.       Receivership
               ------------

IGF Insurance Company and Pafco General Insurance Company, the Indiana domiciled insurance company subsidiaries of Symons International Group, Inc. (the
"Company"), have consented to Orders of Rehabilitation of the companies, respectively. Under the October 17, 2003 orders entered by the Marion County Circuit Court in the State of Indiana, the Indiana Insurance Commissioner will act as rehabilitator of the companies.

IGF Insurance Company's operations have been in run off since the June 6, 2001 sale of its crop operations to Acceptance Insurance Companies Inc. The Company expects Pafco General Insurance Company to continue to write new and renewal busines while in rehabilitation. The rehabilitation should not affect the handling of claims or policy processing.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October  27,  2003            SYMONS  INTERNATIONAL  GROUP,  INC
                                                                              .
                              By:  s/ Douglas  H.  Symons_____________________
                                   --------------------------------------------
                                      President  and  Chief  Executive  Officer